UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2011 (July 29, 2011)

SKYSTAR BIO-PHARMACEUTICAL COMPANY

 (Exact name of registrant as specified in Charter)

Nevada	001-34394	33-0901534
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

4/F Building B Chuangye Square, No. 48 Keji Road,
Gaoxin District, Xi’an, Shaanxi Province, P.R. China
_________________________________________
(Address of Principal Executive Offices)

(8629) 8819-3188

  (Issuer Telephone Number)

N/A

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Resignation of Chief Financial Officer

On July 29, 2011, the registrant’s Chief Financial Officer (principal financial and accounting officer), Michael H. Lan, resigned from such position.

(c)           Appointment of Chief Financial Officer

On July 29, 2011, the registrant appointed Bing Mei, age 47, as its new Chief Financial Officer (principal financial and accounting officer).

Prior to this appointment with the registrant, from January 2006 through July 2011, Mr. Mei served as Chief Financial Officer of Avineon, Inc., a global technology company specializing in information technology, geospatial, and engineering services for the government and commercial industries.   Prior to Avineon, Mr. Mei served as Controller of Arrowhead Global Solutions, Inc. (now Harris CapRock Communications), a global provider of satellite communications to remote and harsh environments.  Previously, Mr. Mei served as Controllers of PICS, Inc. and Thompson Hospitality Corporation, a member of the Compass Group family of companies.  Mr. Mei holds an MBA from The Fuqua School of Business at Duke University where he graduated with distinction as a Fuqua Scholar.  Mr. Mei is a Certified Public Accountant in the State of Maryland, a Certified Management Accountant, a Certified Valuation Analyst, and a Certified Sarbanes Oxley Professional.

The registrant entered into an employment agreement with Mr. Mei, dated July 29, 2011.  For his services as its CFO, the registrant will compensate Mr. Mei with a base salary of $110,000 for a term of 1 year and a total 8,000 shares of common stock, 4,000 of which will be issued on the 6-month anniversary of his employment and the other 4,000 of which will be issued on the 1-year anniversary of his employment.  While employed as the registrant’s CFO, Mr. Mei may continue to devote his business time to operating Bing Mei, CPA.

A copy of the employment agreement is filed with this report as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description

10.1	Employment Agreement between registrant and Bing Mei, dated July 29, 2011

99.1	Press Release dated August 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 4, 2011	Skystar Bio-Pharmaceutical Company (Registrant)

	By:	/s/ Weibing Lu
Weibing Lu
Chief Executive Officer